UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Harley-Davidson, Inc. (the "Company") held on May 10, 2018 (the "Annual Meeting"), the Company's shareholders voted on four proposals as set forth below, each of which is described in detail in the 2018 Proxy Statement. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.
The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	130,311,269	734,277	20,775,899
R. John Anderson	129,286,789	1,758,757	20,775,899
Michael J. Cave	125,016,314	6,029,232	20,775,899
Allan Golston	130,309,677	735,869	20,775,899
Matthew S. Levatich	130,330,632	714,914	20,775,899
Sara L. Levinson	124,256,045	6,789,501	20,775,899
N. Thomas Linebarger	130,145,833	899,713	20,775,899
Brian R. Niccol	129,293,844	1,751,702	20,775,899
Maryrose T. Sylvester	130,377,590	667,956	20,775,899
Jochen Zeitz	129,831,888	1,213,658	20,775,899

2.	The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the 2018 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
82,532,550	47,996,772	516,224	20,775,899

3.	The approval of the Amended and Restated Harley-Davidson, Inc. Director Stock Plan. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
124,725,066	5,826,762	493,718	20,775,899

4.
The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions
145,192,349	6,169,545	459,551

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

May 16, 2018	By:	/s/ Stephen W. Boettinger
Stephen W. Boettinger
Assistant Secretary